EXHIBIT 10.79
                              CONTINUING GUARANTY

         In consideration of credit which NATIONAL CITY BANK OF INDIANA, a national banking association ("Bank"), may from time to time extend to PIERCE PLASTICS. INC. , a(n) DELAWARE CORPORATION ("Debtor"), the undersigned hereby individually, jointly and severally, and unconditionally guarantees to Bank, its successors and assigns, the payment when due, whether by acceleration or otherwise, without presentment or demand, protest, notice of dishonor, or diligence in collection and with a right of set-off against the undersigned, together with costs of collection and reasonable attorneys' fees and without relief from valuation or appraisement laws, all present and future indebtedness or obligations of Debtor to Bank, including but not limited to, those under promissory note (the "Note") in the principal amount of EIGHT HUNDRED SIXTY TWO THOUSAND FOUR HUNDRED SIXTY-EIGHT AND 72/100 ($ 862,468.72 ), dated MARCH 15 , 2000 , and those under N/A

         ______________________________________________________________, all in
with the terms and conditions of such indebtedness or obligations and all extensions, renewals, amendments or replacements thereof, whether joint or several, direct or indirect, absolute or contingent, and evidenced by promissory notes, checks, drafts, letters of credit, bills, overdrafts, open accounts or otherwise.

         Bank may from time to time without notice to the undersigned: (a) release any collateral which is security for the indebtedness or obligations of Debtor or any other obligor or substitute or exchange any such collateral, (b) release any maker, co-maker, endorser or guarantor of the indebtedness or obligations of Debtor, (c) release, modify or compromise any liability of Debtor or any other obligor, including the undersigned, or the terms thereof, and (d) apply any amounts paid to it in such order of application and with such marshalling of security as it may, in its sole discretion, determine appropriate; all without the consent of or notice to the undersigned. The liability of the undersigned shall not be released in part or in whole by reason of the foregoing, the addition of co-makers, endorsers, guarantors or sureties, or a failure to perfect any security interest or lien in any collateral securing indebtedness or obligations of Debtor or any other obligor.

         Notice of the acceptance of this Guaranty by Bank and notice to the undersigned by Bank as to the existence or creation of indebtedness or obligations by Debtor to Bank are hereby waived by the undersigned. This Guaranty may be terminated by the undersigned only as to future indebtedness or obligations of Debtor to Bank after the date of receipt by Bank at their principal banking offices of a written notice to such effect. The undersigned hereby waives any and all claims, rights or remedies which the undersigned may now have or hereafter acquire against the Debtor that arises from the undersigned's performance under this Guaranty or is in any way related hereto, including but not limited to, any claim of subrogation, reimbursement, contribution, or indemnification, whether direct or indirect or arising by contract, law, equity or otherwise. Further, the undersigned shall have no right of contribution against other guarantors or right to pursue collection of other indebtedness or obligations of Debtor to the undersigned or security therefore, unless and until Bank shall have received payment in full of all indebtedness and obligations of Debtor.

         The undersigned further agrees that, to the extent that the [Debtor makes a payment to Bank, or Bank receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise is required to be repaid to Debtor, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and affect as of the date such initial payment, reduction or satisfaction occurred (said payments or repayments being hereinafter referred to as "Recovered Payments"). The undersigned shall defend and indemnify Bank of and from any claim or loss under this paragraph including, without limitation, Bank's attorneys' fees and expenses in the defense of any such action or suit. This Guaranty shall remain in full force and effect until all Debtors indebtedness has been repaid to Bank; PROVIDED HOWEVER, in the event there are Recovered Payments, this Guaranty shall be reinstated (1) in the amount of the Recovered Payments, interest thereon at the past due rate under the Note accruing from the date of Bank's payment of the Recovered Payments, all costs of Bank's defense to the Recovered Payments and all costs and expenses of collection and enforcement of this Guaranty, including reasonable attorneys' fees; and (2) until any issue or controversy regarding any Recovered Payments is judicially concluded and no right of appeal remains.

       This Guaranty is executed under and shall be construed in accordance with the laws of the State of Indiana, without regard to any conflict of laws provisions, and shall inure to the benefit of Bank and its successors or assigns and shall be binding upon the undersigned and the undersigned's respective heirs, successors, assigns and legal representatives.

         The undersigned hereby irrevocably and unconditionally: (a) submits for the undersigned and the undersigned's property in any legal action of proceeding commenced by Bank relating to the enforcement of this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Indiana, the courts of the United States of America for the Southern District of Indiana, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that the undersigned may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that services of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the undersigned at the undersigned's address set forth below or at such other address of which Bank shall have been notified in writing; and (d) agrees that nothing herein shall affect the night to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         IN ORDER TO AVOID DELAYS AND MINIMIZE EXPENSE, BANK, BY ITS ACCEPTANCE OFTHIS AGREEMENT, AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED WRITING OR ANY AMENDMENT THERETO, WHETHER NOW EXISTING OR HEREINAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND A COPY OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty on this 16th day of March, 2000.

THE "UNDERSIGNED" (Business Entity)            THE "UNDERSIGNED" (Individual)

        ATLANTIS PLASTICS, INC.

a(n)    FLORIDA CORPORATION
                                               Signature
By: /s/
   -----------------------------------------   Printed Name
    Name: Paul Rudovsky
         -----------------------------------   Social Security #
    Title: Executive Vice President and CFO
          ----------------------------------   Address
By:
   -----------------------------------------   Signature
    Name:
         -----------------------------------   Printed Name
     Title:
           ---------------------------------   Social Security #

Address: 1870 THE EXCHANGE, SUITE 200          Address
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         ATLANTA, GA 30339
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Tin #: 06-1088270
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